                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [ ]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                               Spire Corporation
                (Name of Registrant as Specified In Its Charter)

                               Spire Corporation
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[ ] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
       Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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

                               SPIRE CORPORATION
                               ONE PATRIOTS PARK
                       BEDFORD, MASSACHUSETTS 01730-2396

                      NOTICE OF SPECIAL MEETING IN LIEU OF
                      1998 ANNUAL MEETING OF STOCKHOLDERS

     The 1998 Special Meeting in Lieu of Annual Meeting of Stockholders ("Meeting") of Spire Corporation ("Company") will be held at Spire Corporation, One Patriots Park, Bedford, Massachusetts, on Thursday, May 21, 1998, at 10:00 a.m., to consider and act upon the following matters:

     1. To fix the number of directors at six and to elect six directors to serve for the ensuing year; and

     2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments of the Meeting.

     Stockholders of record at the close of business on March 30, 1998, are entitled to receive notice of and to vote at the Meeting.

     All stockholders are cordially invited to attend the Meeting.

                                            By Order of the Board of Directors,

                                            /s/ Richard S. Gregorio
                                            RICHARD S. GREGORIO, Clerk

April 6, 1998

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                               SPIRE CORPORATION
                               ONE PATRIOTS PARK
                       BEDFORD, MASSACHUSETTS 01730-2396

              PROXY STATEMENT FOR 1998 SPECIAL MEETING IN LIEU OF
                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 21, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of Spire Corporation ("Company") for use at the Special Meeting in Lieu of 1998 Annual Meeting of Stockholders ("Meeting") to be held on Thursday, May 21, 1998, and at any adjournments thereof.

     This Proxy Statement and the accompanying Proxy Card and Annual Report are being mailed to stockholders on or about April 6, 1998.

                              PROPOSAL NUMBER ONE

                             ELECTION OF DIRECTORS

     The By-Laws of the Company provide that there shall be not less than three directors, with the exact number to be fixed by the stockholders at the Meeting. The Board of Directors has recommended that the number of directors be fixed at six and has nominated the following six persons for election as directors of the Company ("Directors"): Michael T. Eckhart, A. John Gale, Udo Henseler, Roger G. Little, Roger W. Redmond and John A. Tarello. Each Director will be elected to hold office until the next Annual Meeting of Stockholders and until a successor is duly elected and qualified.

     Unless otherwise instructed, the persons named in the proxy will vote to fix the number of Directors at six and to elect the six nominees named above as Directors. Although the Board does not contemplate that any of the nominees will be unavailable to serve as a Director, should any unexpected vacancies occur, the enclosed proxy will be voted for such substituted nominees, if any, as may be designated by the Board. In no event will the proxy be voted for more than eight Directors.

     The Company's By-Laws provide that the vacancy on the Board may be filled by majority vote of the elected Directors. No individual has been identified or nominated for that vacancy as of the date of this Proxy Statement.

     The following information summarizes the recent business experience and qualifications of each nominee for Director:

     MICHAEL T. ECKHART, 49, is a project director of Solar Bank Project, a planned finance entity that is a source of secondary lending for solar photovoltaic markets. From 1989 to 1996, he served as president of United Power Systems, a independent power development company. Mr. Eckhart was elected to the Board of Directors of the Company in August 1997. Mr. Eckhart is a member of the Institute of Electrical and Electronic Engineers, the American Solar Energy Society and the International Solar Energy Society. Mr. Eckhart holds a B.S. in Electrical Engineering from Purdue University and an M.B.A. from Harvard Business School.

     A. JOHN GALE, 83, was President of Ion Optics, Incorporated, of Stoneham, Massachusetts, a high technology materials processing firm, until his retirement in 1994. He now consults for Ion Optics, Incorporated. Mr. Gale has been a Director of the Company since 1969 and was Chairman of the Board of Directors of the Company from 1969 to 1983. Mr. Gale received his B.S.C. from King's College, London University in 1936, with special honors in physics.

     UDO HENSELER, PH.D., 58, is Vice President and Chief Financial Officer of Qualicon Corporation, a DuPont company, Wilmington, Delaware. Qualicon is a manufacturer of analytical instruments for testing of biologically-derived products. He is the owner of MSI Management Services International, a financial and business advisory firm, and was until 1996 Senior Vice President, Chief Financial Officer and a Director of Andrx Corporation, a pharmaceutical company in Fort Lauderdale, Florida. Dr. Henseler was elected to the Board of Directors of the Company in 1992. Dr. Henseler holds a B.A. from Academy of Commerce and Administration, Cologne, Germany, an M.B.A. from Fairleigh Dickinson University and an M.A. and Ph.D. from Claremont Graduate School.

     ROGER G. LITTLE, 57, is Chairman of the Board of Directors, Chief Executive Officer and President of the Company. Mr. Little has been the President and a Director of the Company since its founding in 1969. He is a member of the Secretary of Energy's Advisory Board and the Chairman of the Solar Energy Industries Association. Mr. Little holds a B.A. in Physics from Colgate University and an M.Sc. in Physics from the Massachusetts Institute of Technology.

     ROGER W. REDMOND, 44, is President and Chief Executive Officer of Teletraining Systems, Inc., which trains and educates employees by means of data base and video systems. From 1984 until 1997, Mr. Redmond was an officer and managing director of Piper Jaffray, Inc., an investment banking firm. Mr. Redmond was designated a Chartered Financial Analyst in 1988. He was elected a Director of the Company in 1991. Mr. Redmond holds a B.S. in Chemistry from the University of Arizona and an M.B.A. in Finance from the University of Minnesota.

     JOHN A. TARELLO, 66, has been Senior Vice President of Analogic Corporation of Peabody, Massachusetts, a publicly held manufacturer of diagnostic and measurement instruments and medical, industrial, and other electronics equipment, since 1980 and was elected Treasurer and Chief Financial Officer of Analogic in 1985. Mr. Tarello has been a Director of the Company since 1970, and a director of Analogic Corporation since 1979. Mr. Tarello attended Burdett College.

     The Board of Directors recommends a vote FOR fixing the number of Directors at six and for electing the six Directors listed above.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS
                               AND ITS COMMITTEES

     The Board of Directors of the Company held five meetings during 1997. Each Director then serving attended 75% or more of such Board meetings and at least 75% of the meetings of the Committee(s) of which he is a member, if any. The Board has established Audit and Compensation Committees. The members of the Audit Committee are Messrs. Gale, Henseler, and Tarello. The members of the Compensation Committee are Messrs. Henseler and Redmond. The Company does not have a Nominating Committee.

AUDIT COMMITTEE

     The Audit Committee provides a direct line of communication between the Board of Directors and the Company's independent certified public accountants. The Committee's functions include: reviewing the scope and results of the audit by such independent accountants; discussing the recommendations of the auditors, if any, with respect to the Company's financial practices and procedures; and reviewing the Company's internal auditing procedures, controls, and personnel. The Audit Committee held one meeting in 1997.

COMPENSATION COMMITTEE

     The Compensation Committee's principal functions are to make recommendations to the Board of Directors with respect to executive compensation, bonuses, and employee benefit plans, and to administer the Company's 1996 Equity Incentive Plan. The Compensation Committee held two meetings in 1997.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, Directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such reports furnished to the Company or written or oral representations that no other reports were required, the Company believes that during the 1997 fiscal year, all filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were complied with, except that Piran Sioshansi, a former officer, failed to file a Form 4 covering a sale of the Company's Common Stock. The required report was filed subsequently.

                            OWNERSHIP OF SECURITIES

     The following table sets forth, as of February 27, 1998, the beneficial ownership of the Company's Common Stock, $.01 par value ("Common Stock") by (i) each person or entity known to the Company to own beneficially more than 5% of the Common Stock, (ii) each Director and nominee, (iii) each executive officer of the Company and (iv) all Directors and executive officers of the Company as a group. The information as to each person has been furnished by such person, and each person has sole voting power and sole investment power with respect to all shares beneficially owned by such person, except as otherwise indicated. Unless otherwise indicated, each person or entity listed maintains a mailing address c/o Spire Corporation, One Patriots Park, Bedford, Massachusetts 01730-2396.

                                                            AMOUNT AND NATURE OF
                                                         BENEFICIAL OWNERSHIP(1)(2)
                                                     -----------------------------------
                                                     NUMBER OF SHARES OF     PERCENT OF
                       NAME                             COMMON STOCK        COMMON STOCK
                       ----                          -------------------    ------------
Michael T. Eckhart.................................               0(3)             0%
A. John Gale.......................................           9,250(4)             *
Richard S. Gregorio................................           4,000(5)             *
Udo Henseler.......................................           6,000(6)             *
Stephen J. Hogan...................................           6,000(7)             *
Roger G. Little....................................       1,418,450(8)          44.0%
Everett S. McGinley................................               0(9)             0%
Roger G. Redmond...................................           6,200(10)            *
Ronald S. Scharlack................................           1,000(11)            *
John A. Tarello....................................           6,000(6)             *
Spire Corporation 401(k) Profit Sharing Plan
  (12).............................................         229,014              7.1%
Directors and Officers as a group (10 persons on
February 27, 1998 including those named above).....       1,456,900(13)         45.2%

---------------

  * Denotes ownership of less than 1% of the Company's outstanding Common Stock.

(1) Based on 3,221,716 shares of Common Stock outstanding as of February 27, 1998. Shares of Common Stock which an individual or group has a right to acquire within 60 days are deemed to be outstanding for purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person shown on the table.

(2) Beneficial stock ownership shown for employees excludes in all cases shares of Common Stock that may be held by the Spire Corporation 401(k) Profit Sharing Plan on behalf of such employees.

(3) Does not include 5,000 shares of Common Stock subject to options not exercisable within 60 days.

(4) Does not include 3,750 shares of Common Stock subject to options not exercisable within 60 days.

(5) Includes 4,000 shares of Common Stock subject to options exercisable within 60 days. Does not include 14,000 shares of Common Stock subject to options not exercisable within 60 days.

(6) Includes 6,000 shares of Common Stock subject to options owned by each of Dr. Henseler and Mr. Tarello exercisable within 60 days.

(7) Includes 5,000 shares of Common Stock subject to options exercisable within 60 days. Does not include 15,000 shares of Common Stock subject to options not exercisable within 60 days.

(8) Includes 1,417,000 shares of Common Stock held in a trust of which Mr. Little is the primary beneficiary. Mr. Little is the Chairman of the Board of Directors, Chief Executive Officer and President of the Company.

(9) Does not include 20,000 shares of Common Stock subject to options not exercisable within 60 days.

(10) Includes 200 shares of Common Stock held by Mr. Redmond as guardian for his minor children and 6,000 shares of Common Stock subject to options exercisable within 60 days.

(11) Does not include 20,000 shares of Common Stock subject to options granted in March 1998 and which will not be exercisable within 60 days.

(12) Trustees of the Plan, which was established in 1985, are Messrs. Little, Gregorio, and Tarello, each of whom disclaims beneficial ownership of shares held by the Plan. Messrs. Little, Gregorio and Tarello are respectively the Chairman of the Board of Directors, Chief Executive Officer and President; a Vice President, Chief Financial Officer, Treasurer and Clerk; and a Director of the Company.

(13) Includes 27,000 shares of Common Stock subject to options exercisable within 60 days. Does not include 77,750 shares of Common Stock subject to options not exercisable within 60 days.

                               EXECUTIVE OFFICERS

     The following table sets forth certain information concerning the executive officers of the Company. All executive officers have been elected to serve until the Board meeting following the next Annual Meeting of Stockholders and until their successors have been elected and qualified.

                      NAME                        AGE          POSITIONS WITH COMPANY
                      ----                        ---          ----------------------
Roger G. Little.................................  57    Chairman of the Board, Chief
                                                        Executive Officer and President
Richard S. Gregorio.............................  42    Vice President, Chief Financial
                                                        Officer, Treasurer, Principal
                                                        Accounting Officer, and Clerk
Stephen J. Hogan................................  46    Vice President and General Manager,
                                                        Photovoltaics
Everett S. McGinley, Ph.D.......................  39    Vice President and General Manager,
                                                        Optoelectronics; Vice President,
                                                        Business Development
Ronald S. Scharlack.............................  52    Vice President and General Manager,
                                                        Biomedical

     Mr. Little has an employment contract with the Company for a ten year term ending October 3, 2003, unless earlier terminated by either party as provided in the agreement.

     Mr. Gregorio joined the Company in 1977 and has served in a number of accounting and finance positions. He was named Principal Accounting Officer in 1983, Treasurer in 1989, Vice President and Chief Financial Officer in 1993 and Clerk in 1996. He was most recently elected to his offices in June 1997.

     Mr. Hogan joined the Company in 1984 as Manager, Process Development. He was named Sales Manager, Photovoltaic Equipment, in 1988, Manager, Engineering and Manufacturing in 1990 and Director of Photovoltaic Business Development in March 1997. Mr. Hogan became a Vice President and General Manager, Photovoltaics, in November 1997.

     Dr. McGinley became Vice President and General Manager, Optoelectronics of the Company in August 1997. In March 1998, he also became Vice President, Business Development of the Company, with responsibility for sales and marketing, international business development and corporate business development. From January 1997 through June 1997, he was a consultant providing business development consulting services to energy related clients, including the Company. From 1993 until 1997, he was vice president of Axios Limited, an international business development, venture capital and consulting firm in optoelectronics for alternative energy technologies. From 1991 to 1993, he was product manager for Balzers, Inc. a semiconductor production equipment and instrumentation manufacturer.

     Mr. Scharlack became Vice President and General Manager, Biomedical in January 1998. He was previously manager of advanced technology at Chiron Diagnostics, Medfield, Massachusetts, a manufacturer of biomedical instruments. Mr. Scharlack previously had worked for Thermo Electron Corporation for five years, first as the manager of solar systems, during which time he established a new business area in the development of photovoltaic components and systems, and subsequently as manager, modular cogeneration marketing and controls.

                      OTHER TRANSACTIONS AND RELATIONSHIPS

     The Company subleases 74,000 square feet in a building from Millipore Company, which leases the building from a trust of which Roger G. Little, Chief Executive Officer, is sole trustee and principal beneficiary. The Company believes that the terms of the sublease are commercially reasonable. The 1985 sublease originally was for a period of ten years. The Company exercised its option to extend the sublease for an additional five-year period expiring on November 30, 2000, and has an option for an additional five-year extension. The agreement provides for minimum rental payments plus annual increases linked to the consumer price index. Total rent expense under this sublease was $888,564 in 1997.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the cash compensation paid to the Company's Chief Executive Officer and the Company's other executive officers who were serving as executive officers on December 31, 1997:

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                                            COMPENSATION
                                          ANNUAL COMPENSATION               ------------
                               ------------------------------------------    SECURITIES
                                                             OTHER ANNUAL    UNDERLYING       ALL OTHER
            NAME               YEAR     SALARY    BONUS(1)   COMPENSATION    OPTIONS(#)    COMPENSATION(2)
            ----               ----     ------    --------   ------------    ----------    ---------------
Ghazi Darkazalli(3)..........   1997   $134,981    $2,799        N/A            5,000         $100,405
  Former Vice President &       1996    118,698     3,223                      10,000            6,036
  General Manager,              1995    112,500     6,506                           0            4,593
  Photovoltaics
Richard S. Gregorio..........   1997   $115,909    $6,190        N/A            5,000         $  5,596
  Vice President &              1996    109,264     2,658                      13,000            4,630
  CFO                           1995    103,000     3,250                           0            4,370
Roger G. Little..............   1997   $180,999    $9,752        N/A                0         $  6,297
  President & CEO               1996    172,395     3,983                           0            6,908
                                1995    147,500     3,531                           0            5,218
Stephen J. Hogan(4)..........   1997   $ 96,902    $2,636        N/A            5,000         $  2,843
  Vice President &              1996     89,303     1,597                      15,000            2,501
  General Manager,              1995     85,050     3,552                           0            2,457
  Photovoltaics
Piran Sioshansi(5)...........   1997   $137,330    $3,415        N/A                0         $  5,617
  Former Vice President &       1996    144,459     7,045                       5,000            6,942
  General Manager               1995    139,000     4,000                           0            4,892
  Biomaterials

---------------

(1) In 1995, 1996 and 1997, the Company paid performance based bonuses to certain executives. The performance based bonuses were with respect to the Company's preceding fiscal years.

(2) Includes Company's matching portion of 401(k) plan contributions available to all employees paid in Company Common Stock, which vests according to a schedule, and premiums on term life insurance policies provided to all executive officers. The matching 401(k) plan contributions are valued at the closing stock price on the last trading day of December in each year.

(3) Dr. Darkazalli resigned as an officer in November 1997. The amount shown for 1997 in "All Other Compensation" includes $59,077 payable in 1998 for consulting services in 1998.

(4) Mr. Hogan became an officer in November 1997.

(5) Dr. Sioshansi resigned as an officer in October 1997.

STOCK OPTIONS

     The following table provides information about the grant of stock options during the fiscal year ended December 31, 1997 to Dr. Darkazalli, Mr. Gregorio, Mr. Hogan and Dr. McGinley (no options were granted to Mr. Little or Dr. Sioshansi):

                       OPTION GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                                             % OF TOTAL
                                                              OPTIONS
                                     NUMBER OF SECURITIES    GRANTED TO    EXERCISE OR
                                      UNDERLYING OPTIONS    EMPLOYEES IN   BASE PRICE    EXPIRATION
               NAME                       GRANTED(#)        FISCAL YEAR      ($/SH)         DATE
               ----                  --------------------   ------------   -----------   ----------
Ghazi Darkazalli...................          5,000(1)             7%          4.75            N/A
Richard S. Gregorio................          5,000(2)             7%          4.75         6/3/07
Stephen J. Hogan...................          5,000(3)             7%          4.75         6/3/07
Everett S. McGinley................         20,000(4)            26%          5.13         7/1/07

---------------

(1) The option granted to Dr. Darkazalli was granted in June 1997 under the Company's 1996 Equity Incentive Plan. It terminated in December 1997 in connection with his termination of employment.

(2) The option granted to Mr. Gregorio was granted in June 1997 under the Company's 1996 Equity Incentive Plan and expires ten years from the date of grant. The option vests with respect to 1,250 shares in each of 1998, 1999, 2000 and 2001.

(3) The option granted to Mr. Hogan was granted in June 1997 under the Company's 1996 Equity Incentive Plan and expires ten years from the date of grant. The option vests with respect to 1,250 shares in each of 1998, 1999 and 2000, and 2001.

(4) The option granted to Dr. McGinley was granted in July 1997 under the Company's 1996 Equity Incentive Plan and expires ten years from the date of grant. The option vests with respect to 5,000 shares in each of 1998, 1999, 2000 and 2001.

     The following table provides information about option exercises in 1997 and the value of unexercised options held as of December 31, 1997 by Dr. Darkazalli, Mr. Gregorio, Mr. Hogan, Dr. McGinley and Dr. Sioshansi (no options were held by Mr. Little):

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR END OPTION VALUES TABLE

                                NUMBER OF                    NUMBER OF SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                                  SHARES                         UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                                 ACQUIRED        VALUE             FISCAL YEAR END (#)            FISCAL YEAR END ($)
            NAME               ON EXERCISES   REALIZED ($)      EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
            ----               ------------   ------------   -------------------------------   -------------------------
Ghazi Darkazalli.............     21,528        $198,282                         N/A                              N/A
Richard S. Gregorio..........     10,000          66,660             11,000 / 14,000              $159,500 / $203,000
Stephen J. Hogan.............     15,000         190,020              4,000 / 16,000                58,000 /  232,000
Everett S. McGinley..........          0               0                N/A / 20,000                   N/A /  290,000
Piran Sioshansi..............     50,000         206,000                         N/A                              N/A

DIRECTORS' COMPENSATION

     Directors who are not otherwise full time employees of the Company receive $6,000 per year for service and $1,000 per meeting attended as Directors. Such Directors also are eligible to participate in the 1996

Equity Incentive Plan. Directors receive no additional compensation for service on standing or special committees of the Board. Directors who are also full time employees of the Company do not receive extra compensation for service as Directors. During 1997, Mr. Eckhart was granted stock options for 5,000 shares. The options are exercisable at $12.63 per share and become fully vested on August 27, 2001.

                             SELECTION OF AUDITORS

     The Company has selected KPMG Peat Marwick LLP as its independent certified public accountants, to act as its auditors and to audit the books of the Company and its subsidiary for 1998. KPMG Peat Marwick LLP performed the audit of the Company's books for 1997.

     Representatives of KPMG Peat Marwick LLP have been invited to the Meeting and are expected to be present. They will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

                       PROXIES AND VOTING AT THE MEETING

     Each signed and returned proxy will be voted in accordance with the instructions, if any, of the stockholder(s) executing such proxy. A proxy signed without instructions will be voted in accordance with the Board's recommendations. If a stockholder attends the Meeting and votes in person, his or her proxy will not be counted. A signed proxy may be revoked at any time before it is exercised, either in person or by giving written notice of revocation to the Clerk of the Company at the address on the first page of this Proxy Statement.

     Each share of Common Stock is entitled to one vote on all matters submitted to the stockholders for approval. No vote may be taken unless a quorum (i.e., a majority of the Common Stock issued, outstanding, and entitled to vote) is present at the Meeting in person or by proxy. Unless otherwise required by law or the Company's Articles of Organization or By-Laws, approval of all matters requires an affirmative vote of a majority of the shares of Common Stock represented at the Meeting. Broker non-votes are counted for purposes of determining the presence of a quorum, but are not counted for purposes of determining the result of any vote. Abstentions are counted in determining the presence of a quorum and, therefore, have the effect of a vote against a proposal (by raising the number of affirmative votes required to constitute a majority of the quorum).

     The Board has fixed March 30, 1998, as the record date for determining the stockholders entitled to vote at the Meeting. On that date there were 3,236,716 shares of Common Stock issued, outstanding, and entitled to vote. Each share is entitled to one vote.

                                 OTHER MATTERS

     The Board knows of no other matters which may come before the Meeting. If any other matters should properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters. Such discretionary authority is conferred by the proxy.

     All costs of this solicitation, which is being made principally by mail, but which may be supplemented by telephone or personal contacts by the Company's Directors, officers, and employees without additional compensation, will be borne by the Company. Brokers will be requested to forward proxy soliciting material to the beneficial owners of the stock held in such brokers' names, and the Company will reimburse them for their expenses incurred in complying with the Company's request.

                             STOCKHOLDER PROPOSALS

     In order to be considered for presentation at the 1999 Annual Meeting of Stockholders, and to be included in the proxy statement and form of proxy for that meeting, stockholder proposals must be received by the Company at its corporate offices in Bedford, Massachusetts, no later than December 15, 1998.

                                            By Order of the Board of Directors

                                            /s/ Richard S. Gregorio
                                            RICHARD S. GREGORIO, Clerk

April 6, 1998

                                SPIRE CORPORATION

    PROXY FOR SPECIAL MEETING IN LIEU OF 1998 ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 21, 1998


           The undersigned hereby appoints Roger G. Little and Richard S. Gregorio, and either one of them, proxies of the undersigned, with power of substitution, to act for and to vote all shares of Spire Corporation Common Stock owned by the undersigned, upon the matters set forth in the Notice of said Meeting and related Proxy Statement at the Special Meeting in Lieu of 1998 Annual Meeting of Stockholders of Spire Corporation, to be held at Spire Corporation, One Patriots Park, Bedford, Massachusetts at 10:00 a.m. on Thursday, May 21, 1998, and any adjournments thereof. The proxies, and any one of them, are further authorized to vote, in their discretion, upon such other business as may properly come before the Meeting, or adjournments thereof.



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                    (Continued and to be Signed on Reverse Side)

           Please mark votes as in this example

              YOUR SHARES WILL BE VOTED FOR THE FOLLOWING PROPOSALS
                           UNLESS OTHERWISE INDICATED.

1. ELECTION OF DIRECTORS. To fix the number of directors at six and to elect the following six persons: Michael T. Eckhart, A. John Gale, Udo Henseler, Roger G. Little, Roger W. Redmond and John A. Tarello.

                        FOR                           WITHHELD

      FOR, except vote WITHHELD from the following nominees(s):


              ----------------------------------------------------





                                 MARK HERE FOR ADDRESS
                                 CHANGE AND NOTE AT LEFT



                                 Signature _______________ Date __________, 1998
                                 Signature _______________ Date __________, 1998


                                 Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Fiduciaries and corporate officers should indicate their full titles.


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